UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 26, 2014

INTERNATIONAL FLAVORS & FRAGRANCES INC.

(Exact Name of Registrant as Specified in its Charter)

New York	1-4858	13-1432060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 West 57th Street New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 765-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The Fragrances business unit of International Flavors & Fragrances Inc. (“IFF”) will undergo an organization change, effective April 1, 2014, to realign its creative and commercial teams within its Fragrance Compounds activities along newly-defined end-use product categories, Consumer Fragrances and Fine Fragrances. Consumer Fragrances will consist of Fabric Care, Home Care, Personal Wash, Hair Care and Toiletries. IFF is filing this Current Report on Form 8-K to provide investors with supplemental, pro forma historical sales and sales growth information by end-use product category presented on a basis consistent with the revised product categories.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Pro Forma Sales by End-Use Product Category for Fiscal Years 2013, 2012 and 2011

99.2	Pro Forma Quarterly and Twelve Months Reported and Local Currency Sales Growth by End-Use Product Category for Fiscal Years 2013, 2012 and 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.

By:	/s/ Richard O’Leary
Name:	Richard O’Leary
Title:	Vice President and Controller

Date: March 26, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	Pro Forma Sales by End-Use Product Category for Fiscal Years 2013, 2012 and 2011

99.2	Pro Forma Quarterly and Twelve Months Reported and Local Currency Sales Growth by End-Use Product Category for Fiscal Years 2013, 2012 and 2011